Stephens Mid Cap Growth Fund Class A Shares Ticker Symbol: STMGX

Summary Prospectus
March 31, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.stephensfunds.com.  You may also obtain this information at no cost by calling (866) 735-7464.  The Fund's Prospectus and Statement of Additional Information, both dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Stephens Mid Cap Growth Fund (the “Mid Cap Growth Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Growth Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Stephens Mid Cap Growth Fund.  More information about these and other discounts is available from your financial professional, in the section entitled “Class A Sales Charge (Load)” of the Fund’s statutory Prospectus on page 15 and in the section entitled “Additional Purchase and Redemption Information” of the Fund’s Statement of Additional Information (“SAI”) on page B-39.

Shareholder Fees (fees paid directly from your investment)	Class A Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.78%
Total Annual Fund Operating Expenses	2.78%
Fee Waiver and/or Expense Reimbursement	-1.27%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.51%

(1)
Stephens Investment Management Group, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Mid Cap Growth Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Mid Cap Growth Fund to 1.50% of the Fund’s Class A Shares’ average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least March 31, 2011.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to Board review and approval. A reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.

Example
This example is intended to help you compare the cost of investing in the Mid Cap Growth Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$671	$1,228	$1,810	$3,383

Portfolio Turnover
The Mid Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid Cap Growth Fund’s performance.  During the most recent fiscal year, the Mid Cap Growth Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Mid Cap Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of medium capitalization companies.  The Mid Cap Growth Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, of $1.5 billion to $12.5 billion.

Most of the assets of the Mid Cap Growth Fund will be invested in U.S. common stocks the Advisor believes have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. The Fund may invest in other equity securities, including convertible debt securities and preferred stock, as well as ETFs.  Not all ETFs in which the Fund may invest will be invested exclusively in mid-cap companies.  The Fund may also invest in equity index futures, investment grade, non-convertible debt securities, U.S. government securities, high quality money market instruments and money market funds.  In addition, the Fund may invest up to 25% of its net assets in the securities of foreign issuers, including ADRs and EDRs, including in emerging markets.  In selecting companies for the Fund, the Advisor employs quantitative analysis and fundamental research with a focus on earnings growth.  The Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies.

Principal Investment Risks
There is the risk that you could lose all or a portion of your investment in the Mid Cap Growth Fund.  The following risks could affect the value of your investment:

•	Management Risk: The risk that the Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.

•	General Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•	Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Medium-Sized Company Risk: Investing in securities of medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Investments in Other Investment Companies:  To the extent the Fund invests in shares of other investment companies, you will indirectly bear fees and expenses charged by those investment companies and will be subject to the risks that those investment companies are subject to.

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for Fund shareholders.

Performance
The following performance information provides some indication of the risks of investing in the Mid Cap Growth Fund.  The bar chart below illustrates how the Mid Cap Growth Fund’s total returns have varied from year to year.  The table below illustrates how the Mid Cap Growth Fund’s average annual total returns over time compare with a domestic broad-based market index and secondary index provided to offer a broader market perspective.  The Mid Cap Growth Fund’s performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website www.stephensfunds.com.

Stephens Mid Cap Growth Fund – Class A Shares*
Calendar Year Total Return
*	Calendar Year Total Returns in the bar chart do not reflect sales charges. If sales charges were included, returns would be lower.

Best Quarter	Q3 2009	16.31%
Worst Quarter	Q4 2008	-28.39%

Average Annual Total Returns as of December 31, 2009
	1 Year	Since Inception (2/01/2006)
Stephens Mid Cap Growth Fund
Class A Shares
Return Before Taxes	32.52%	-3.31%
Return After Taxes on Distributions	32.52%	-3.31%
Return After Taxes on Distributions and Sale of Fund Shares	21.14%	-2.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	-1.40%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	-1.40%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Advisor
Stephens Investment Management Group, LLC.

Portfolio Managers
Ryan Crane is the Chief Investment Officer of the Advisor, and has been the Senior Portfolio Manager for the Mid Cap Growth Fund since its inception in 2006.  John Thornton is the Co-Portfolio Manager of the Mid Cap Growth Fund and has served as the Co-Portfolio Manager of the Fund since its inception in 2006.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Mid Cap Growth Fund shares on any business day by written request via mail (Stephens Mid Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (866) 735-7464, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The minimum initial investment amounts are shown in the table below.

Minimum Investment	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Individual Retirement Accounts (“IRAs”)	$1,000	$100
Asset or fee-based accounts managed by your financial advisor	None	None
Eligible employee benefit plans, SEP, and SIMPLE IRA plans	None	None

Tax Information
The Mid Cap Growth Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Mid Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Mid Cap Growth Fund and its related companies may pay the intermediary for the sale of Mid Cap Growth Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid Cap Growth Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Stephens Mid Cap Growth Fund Class A Shares Ticker Symbol: STMGX